                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: September 9, 2003



                                    QLT Inc.
                                    --------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada              000-17082                             N/A
------------------------      ------------------------      -------------------
(Jurisdiction of              (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
              ----------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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                  887 Great Northern Way         t 604.707.7000
                  Vancouver, BC Canada V5T 4T5   f 604.707.7001
                                                 www.qltinc.com



ITEM 5.           OTHER EVENTS

                  On September 9, 2003, QLT Inc. announced a favourable vote by the Medicare Coverage Advisory Committee regarding questions relevant to the decision to be made by the U.S. Centers for Medicare and Medicaid Services (CMS) on whether to expand the current reimbursement of Visudyne(R) therapy to include patients with the occult choroidal neovascularization (CNV) due to age-related macular degeneration (AMD).



ITEM 7.           EXHIBITS
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

Exhibit
Number            Description
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
99.1              Press Release dated September 9, 2003
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.








                                                        QLT Inc.
                                              ---------------------------
                                                      (Registrant)






Date      September 9, 2003                /s/  Paul J. Hastings
      ---------------------------         -------------------------------------
                                                      (Signature)
                                          President and Chief Executive Officer